                                                                    EXHIBIT 99.1


                              FOURTH AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                              FINANCING AGREEMENT
                              -------------------

          THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED FINANCING AGREEMENT ("Fourth Amendment") is made and entered into as of the 13/th/ day of November, 1998, by and among BANK ONE, INDIANA, NATIONAL ASSOCIATION ("Bank One"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES ("Dresdner"), KEYBANK NATIONAL ASSOCIATION ("KeyBank"), PARIBAS ("Paribas"; Bank One, CITBC, Dresdner, KeyBank and Paribas being herein referred to collectively as the "Initial Lenders"), Bank One, as agent for the Lenders (the "Agent"), DELCO REMY AMERICA, INC., NABCO, INC., A&B ENTERPRISES, INC., DALEX, INC., A&B CORES, INC., R&L TOOL COMPANY, INC., MCA, INC. OF MISSISSIPPI, FRANKLIN POWER PRODUCTS, INC., INTERNATIONAL FUEL SYSTEMS, INC., POWER INVESTMENTS MARINE, INC., MARINE CORPORATION OF AMERICA, POWRBILT PRODUCTS, INC., WORLD WIDE AUTOMOTIVE, INC., TRACTECH, INC., and KRAFTUBE, INC. (collectively, the "Companies"), DELCO REMY INTERNATIONAL, INC., REMAN HOLDINGS, INC., THE A&B GROUP, INC., POWER INVESTMENTS, INC., REMY INTERNATIONAL, INC., and BALLANTRAE CORPORATION (collectively, the "Guarantors"), WILLIAMS TECHNOLOGIES, INC. ("Williams") and WESTERN REMAN, INC. ("Western").

                                    RECITALS
                                    --------

     1. The Companies, the Guarantors, the Initial Lenders, and the Agent are parties to a Fourth Amended and Restated Financing Agreement, dated as of December 16, 1997, as amended by the First Amendment to Fourth Amended and Restated Financing Agreement, executed September 11, 1998, and by the Second Amendment to Fourth Amended and Restated Financing Agreement dated as of October 24, 1998, each among the Companies, the Guarantors, Bank One, CITBC, Dresdner, Toronto Dominion (Texas), Inc., Paribas, and the Agent, and by the Third Amendment to Fourth Amended and Restated Financing Agreement, dated as of November 12, 1998, among the Companies, the Guarantors, the Initial Lenders, Toronto Dominion (Texas), Inc., and the Agent (the "Original Agreement").

     2. Prior to the execution of this Agreement, the Companies and the other Credit Parties requested the Initial Lenders to make Revolving Loan advances to the Companies pursuant to Section 3.1 of the Original Agreement in the aggregate amount of $41,298,150.00 (the "Requested Advance"), to finance the acquisition by Reman Holdings of 100% of the issued and outstanding capital stock of Williams (the "Williams Acquisition"), and requested the Initial Lenders and the Agent to amend the Original Agreement, immediately upon making the Requested Advance and the concurrent consummation of the Williams Acquisition, to increase the Line of Credit and to otherwise modify its terms as provided in this Fourth Amendment. Western is a wholly-owned Subsidiary of Power which is to become a "Company" (as such term is defined in the Financing Agreement) at the same time as Western. The Initial Lenders and the Agent are willing to amend the Original

Agreement as set forth in this Fourth Amendment, subject to the terms and conditions stated in this Fourth Amendment.


                                   AGREEMENT
                                   ---------

     NOW THEREFORE, each of the Companies, the Guarantors, Williams, Bank One, CITBC, Dresdner, KeyBank, Paribas, and the Agent agree as follows:

     1.   Definitions.  All terms used in the Recitals and in this Fourth
          -----------
Amendment that are defined in the Original Agreement and are not otherwise defined herein are used in this Fourth Amendment with the meanings ascribed to them in the Original Agreement, as amended by this Fourth Amendment.

     2.   Representations and Warranties.  Each of the Companies, the
          ------------------------------
Guarantors, Williams and Western represents and warrants to the Lenders and the Agent as follows:

          (a) no Default or Event of Default has occurred and is continuing.

          (b) after giving effect to the amendments set forth in this Fourth Amendment, all of the representations and warranties contained in the Original Agreement are correct in all material respects on and as of the date of this Fourth Amendment as though made on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date);

          (c) it has the corporate power and requisite authority, and has taken all corporate action necessary, to execute, perform and deliver this Fourth Amendment;

          (d) the execution, delivery and performance of this Fourth Amendment and the Loan Instruments to which it is a party, the consummation of the transactions contemplated hereby and thereby (collectively, the "Transactions"), and compliance with the terms hereof and thereof, will not contravene or conflict with any provision of law to which it is subject or any material judgment, license, order or permit applicable to it, or any material contracts lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it may be bound or to which it may be subject, or violate any provision of its charter or by-laws, which could reasonably be expected, in any case, to have a Material Adverse Effect;

          (e) no consent, approval, authorization or order of any Government Authority or other Person is required in connection with the consummation of the Transactions, except for such required consents, approvals and authorizations which (i) have been obtained by it or permanently waived in writing or (ii) the failure to obtain could not reasonably be expected to have a Material Adverse Effect; and

          (f) each of this Fourth Amendment and the other Loan Instruments to which it is a party has been duly executed and delivered by it and is, or will be, the legal and binding obligation of it, enforceable in accordance with its terms, subject to applicable laws of bankruptcy, insolvency, and similar laws affecting creditors' rights and the application of general rules of equity.

     3.   Joinder Agreement of Williams and Western.
          ------------------------------------------

          (a) Pursuant to the terms of SECTION 8.11 of the Original Agreement, by their respective execution of this Fourth Amendment, Williams and Western each is hereby deemed to have executed and delivered the Original Agreement and shall hereby become (without further action on the part of Williams, Western or any other party) subject to and bound by the terms of the Financing Agreement as fully as if Williams and Western each were as at the Fourth Amendment Effective Date a signatory thereto as a Company and a Credit Party and for all purposes shall be deemed to be and shall be a Company and a Credit Party under the Financing Agreement as of the Fourth Amendment Effective Date with all of the rights and obligations of a Company and a Credit Party thereunder, by virtue thereof or pursuant thereto. Accordingly, the terms "Company" and "Companies" as defined in the Original Agreement each are amended as of the Fourth Amendment Effective Date to include Williams and Western. Without limiting the generality of the foregoing, Williams and Western each grant to the Agent, for the ratable benefit of the Lenders and the Agent, a continuing lien and security interest in all of its Inventory, Equipment, Accounts, Documents of Title, General Intangibles, Intellectual Property, Investment Property, Real Estate, Other Collateral, and all Proceeds of any of the foregoing, all whether now owned or existing or hereafter acquired or arising, as security for the prompt payment in full of the Obligations in accordance with the terms of SECTION 6 of the Financing Agreement. Williams and Western each further acknowledges that upon request of the Lenders, it will grant to the Agent, for the benefit of the Lenders, mortgages, leasehold mortgages and deeds of trust on Real Estate owned or leased by it to the extent required by SECTION 6.7 of the Financing Agreement.

          (b) Williams and Western each agree to execute and deliver to the Agent, for the benefit of the Lenders and the Agent, such documents, instruments, and agreements as the Lenders may deem necessary or appropriate by which Williams and Western each shall become subject to and agree to be bound by the terms of any other Loan Instrument to which the Companies are parties as fully as if Williams and Western were was a party thereto as of the Fourth Amendment Effective Date and for the creation, perfection, preservation, and protection of liens and security interests in favor of the Agent, for the benefit of the Lenders, in the Collateral of Williams and Western. Without limiting the generality of the foregoing, Williams and Western each hereby agrees to and shall become (without further action on the part of Williams, Western or any other party) subject to and bound by the terms of the following Loan Instruments as fully as if Williams and Western, each as a Company under the Original Agreement, as amended hereby, were parties thereto as of the Fourth Amendment Effective Date:

          (i) Second Amended and Restated Consolidated Guaranty, dated December 16, 1997, executed by the Companies in favor of the Lenders.

          (ii) Amended and Restated Environmental Indemnity Agreement, dated December 16, 1997, executed by the Companies in favor of the Lenders.

     4.  Amendments to Original Agreement.
         --------------------------------

          (a)  Amendments to Definitions.  Each of the following definitions,
               -------------------------
which are set out in Section 1.1 of the Original Agreement, are amended and restated in their respective entireties as of the Fourth Amendment Effective Date to read as follows:

          "AGENT FEE" shall mean a fee in an amount to be established by the
           ---------
Agent and the Companies from time to time by separate written agreement, which fee shall be paid to the Agent for its own account in accordance with SECTION
9.7 of this Financing Agreement for performing the services of the Agent hereunder.

          "APPLICABLE LOC FEE PERCENTAGE" shall mean (i) 2.000% per annum, from
           -----------------------------
the Fourth Amendment Effective Date through April 30, 1999, and (ii) thereafter the percentage per annum determined by reference to the Ratio of Total Funded Debt to EBITDA in accordance with the following table:

      Ratio of Total Funded Debt
             to EBITDA                         Applicable LOC Fee Percentage
      ----------------------------------       -----------------------------
               4.50 or above                              2.000%
               4.00 to 4.49                               1.750%
               3.50 to 3.99                               1.625%
               3.00 to 3.49                               1.500%
               2.50 to 2.99                               1.375%
               2.00 to 2.49                               1.250%
               less than 2.00                             1.125%

The Applicable LOC Fee Percentage in effect in any fiscal quarter of Parent ending on or after May 1, 1999, will be determined on the basis of the Applicable LOC Fee Percentage in effect during the preceding fiscal quarter of Parent until an adjustment is made as provided pursuant to the provisions of the definition of "Ratio of Total Funded Debt to EBITDA" herein.

          "APPLICABLE UNUSED COMMITMENT FEE PERCENTAGE" shall mean (i) 0.50% per
           -------------------------------------------
annum, from the Fourth Amendment Effective Date through April 30, 1999, and (ii) thereafter, the percentage per annum determined by reference to the Ratio of Total Funded Debt to EBITDA in accordance with the following table:

         Ratio of Total Funded Debt               Applicable Unused
                 to EBITDA                    Commitment Fee Percentage
         -----------------------------        -------------------------
              4.50 or above                           0.50%
              4.00 to 4.49                            0.375%
              3.50 to 3.99                            0.3125%
              3.00 to 3.49                            0.3125%
              2.50 to 2.99                            0.25%
              2.00 to 2.49                            0.25%
              less than 2.00                          0.15%

The Applicable Unused Commitment Fee Percentage in effect in any fiscal quarter of Parent ending on or after May 1, 1999, will be determined on the basis of the Applicable Unused Commitment Fee Percentage in effect during the preceding fiscal quarter of Parent until an adjustment is made as provided pursuant to the provisions of the definition of "Ratio of Total Funded Debt to EBITDA" herein.

         "APPLICABLE SPREAD" shall mean the per annum rate to be taken into
          -----------------
account in determining the per annum rate at which interest will accrue, which shall be (i) as respects any LIBOR-Based Rate, 2.25% per annum and, if determining a Prime-Based Rate, .25% per annum, both from the Fourth Amendment Effective Date through April 30, 1999, and (ii) thereafter, the per annum rate determined by reference to the Ratio of Total Funded Debt to EBITDA in accordance with the following table:

Ratio of Total Funded     If Determining a               If Determining a
Debt to EBITDA            LIBOR-Based Rate   Prime-Based Rate or a Fed Funds-Based Rate
------------------------  -----------------  ------------------------------------------
        4.50 or above                 2.25%                   0.25%
        4.00 to 4.49                  2.00%                   0.00%
        3.50 to 3.99                  1.75%                   0.00%
        3.00 to 3.49                  1.50%                   0.00%
        2.50 to 2.99                  1.25%                   0.00%
        2.00 to 2.49                  1.00%                   0.00%
        less than 2.00                0.75%                   0.00%

Interest will accrue and be payable in any fiscal quarter of Parent ending on or after May 1, 1999, on the basis of the Applicable Spread in effect during the preceding fiscal quarter of Parent until an adjustment is made as provided pursuant to the provisions of the definition of "Ratio of Total Funded Debt to EBITDA" herein.

        "DEFAULT RATE OF INTEREST" shall mean a rate of interest per annum equal
         ------------------------
to: (a) with respect to LIBOR Loans, the applicable LIBOR-Based Rate plus 3% per annum, and (b) with respect to all other Obligations, the Prime-based Rate plus 3% per annum.

        "EBIT" shall mean with respect to Parent and its Subsidiaries, on a
         ----
consolidated basis, for any period of determination, Net Income for such period, plus, without duplication and only to the extent deducted in determining such
----
Net Income: (a) (i) the sum of interest expense, income tax expense, and non-cash FASB 106 and 112 expense for such period, determined in accordance with GAAP, (ii) restructuring and non-recurring charges not exceeding $34,500,000 incurred in Parent's fiscal year 1997 related to the restructuring of manufacturing operations to utilize a focus factory manufacturing concept and the closing of three former General Motors facilities in Anderson, Indiana and Meridian, Mississippi, (iii) non-cash dividends on the preferred stock of a Subsidiary (including any deemed dividends in connection with the conversion of the 8% Preferred Stock of DRA into 8% Debentures), (iv) minority interests in net income of any corporation, association, limited or general partnership, limited liability company or other business entity less than fifty-percent (50%) of the shares of voting stock or other voting interests of which, or less than fifty-percent (50%) of the beneficial economic interest of which, at the time are owned or controlled, directly or indirectly, by any of the Companies or Parent; (v) the loss and discontinuance charges not exceeding $1,100,000 in the aggregate incurred in fiscal year 1997 as a result of the discontinuance of operations of Marine Drive and Marine Corporation, (vi) the expensing of $2,351,000 of debt issuance costs in fiscal year 1997 related to the refinancing indebtedness incurred in August, 1996; (vii) the expensing of $1,833,000 of debt issuance costs in fiscal year 1998 related to the refinancing indebtedness incurred in December, 1997, (viii) restructuring and non-recurring charges not exceeding $26,515,000 incurred in Parent's fiscal year 1998 to increase the employee separation incentives related to the restructuring of manufacturing operations to utilize a focus factory manufacturing concept and the closing of three former General Motors facilities in Anderson, Indiana and Meridian, Mississippi, and (ix) minority interests in net income of WWA and of Power Investments, but only so long as one or more of the Credit Parties owns in the aggregate not less than 82% of the outstanding Capital Stock of each such corporation; and (b) solely for the purposes of determining compliance with the requirements and covenants set forth in SECTION 8.13 (and not for purposes of
                                                          ---
determining the Applicable Spread, the Applicable Unused Commitment Fee Percentage or the Applicable LOC Fee Percentage), the sum of $5,000,000, as an adjustment to reflect a portion of the effects of the GM labor strike during fiscal year 1998; and minus, without duplication and only to the extent such
                      -----
income is included in determining such Net Income and is not actually received by any of the Credit Parties in cash, minority interests in positive net income of any corporation, association, limited or general partnership, limited liability company or other business entity less than fifty-percent (50%) of the shares of voting stock or other voting interests of which, or less than fifty-percent (50%) of the beneficial economic interest of which, at the time are owned or controlled, directly or indirectly, by any of the Companies or of Parent.

        "EXTRAORDINARY COMMITMENT REDUCTION"  shall mean a permanent reduction
         ----------------------------------
of the Line of Credit.

        "INDEBTEDNESS" shall mean, as respects any Person as of any date,
         ------------
without duplication, (a) obligations of such Person for borrowed money, (b) all obligations of such Person as lessee under any lease which, in accordance with GAAP, is or should be capitalized on the books of the lessee (including without limitation, any Capital Lease), (c) all obligations of such Person for the deferred purchase price of property, services or assets, other than customary credit terms extended by sellers of Inventory purchased by such Person in the ordinary course of its business, (d) all obligations which are secured by any Lien existing on any asset or property of such Person whether or not the obligation secured thereby shall have been assumed by such Person, (e) all contingent reimbursement obligations of such Person in respect of letters of credit, and (f) all obligations of others similar in character to those described in clauses (a) through (e) of this definition for which such Person is liable, contingently or otherwise as obligor, guarantor or in any other capacity, or in respect of which obligations such Person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation all reimbursement obligations of such Person in respect of letters of credit, surety bonds or similar obligations and all obligations of such Person to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such other Person (provided, however, that if the "Indebtedness" of two or more Persons is being determined on a consolidated basis, the obligations of such Persons described in clauses (a) through (f) of this definition shall be without duplication).

        "LINE OF CREDIT" shall mean the commitment of the Lenders under SECTION
         --------------
3 of this Financing Agreement to make the Revolving Loans to the Companies in the aggregate maximum principal amount of $300,000,000.00 minus the aggregate
                                                           -----
amount of all Extraordinary Commitment Reductions made on or prior to the date the aggregate amount of the Lenders' commitment is to be determined.

        "LOAN INSTRUMENTS" shall mean the Promissory Notes, the Security
         ----------------
Agreements, the Subordination Agreements, the Guaranties, the Reimbursement Agreements, the Letters of Credit, and all other agreements executed by all or any of the Credit Parties, and any of them in connection with the Original Financing Agreement or this Financing Agreement, any and all Interest Rate Agreements respecting the Loans which at any time after the Fourth Amendment Effective Date may be made between all or any of the Credit Parties and all or any of the Initial Lenders, and any of the foregoing as the same may be amended, modified, supplemented or restated from time to time and at any time.

        "MATURITY DATE" shall mean October 31, 2003.
         -------------

        "PERMITTED INDEBTEDNESS" shall mean: (i) accounts payable arising in the
         ----------------------
ordinary course of business, including, without limitation current liabilities in respect of taxes, assessments and governmental charges or levies, raw materials, supplies, Equipment, services, taxes or labor and labor-related costs; (ii) indebtedness of any Company which is subordinated to the prior final and indefeasible payment and satisfaction in full of such Company's Obligations by means of subordination agreements in form and substance in all respects approved by the Agent, with the authorization of the Required Lenders, including, without limitation, indebtedness evidenced by the GM Subordinated Note; (iii) indebtedness arising under Letters of Credit and this Financing Agreement (iv) deferred taxes, FASB 106 and 112 and other expenses accrued by any Credit Party in the ordinary course of its business; (v) indebtedness under Capital Leases but only if both before and after giving effect to such Capital Lease, there shall not be a Default or Event of Default; (vi) the indebtedness of the A&B Group set forth on Schedule 1.1; (vii) the indebtedness of the Power
                              ------------
Group set forth on Schedule 1.2; (viii) Indebtedness evidenced by the 1996 Notes
                   ------------
and the 1997 Notes and the Credit Parties' guaranties thereof; (ix) indebtedness which is assumed or guaranteed by any Credit Party (or for which any Credit Party was obligated prior to becoming a Credit Party) in a New Acquisition that is permitted under SECTION 8.7(K) of this Financing Agreement; and (x) in addition to those items listed in clauses (i) through (ix) in this definition, other Indebtedness of the Credit Parties, including Indebtedness secured by Purchase Money Liens, provided that the Indebtedness for all of the Credit Parties included within this subsection (x) does not exceed, in the aggregate, $10,000,000 at any one time.


        "POWER GROUP" shall mean, collectively, Power Investments, Franklin,
         -----------
International, Marine Drive, Marine Corporation, Powrbilt and Western.

        "SENIOR FUNDED DEBT" shall mean, as of any date of determination, the
         ------------------
Total Funded Debt, less the Subordinated Debt, and less as of the date of determination, the amount, if any by which the consolidated cash of the Parent and its Subsidiaries, determined in accordance with GAAP, exceeds $10,000,000.

        "TOTAL FUNDED DEBT" shall mean, with respect to Parent and its
         -----------------
Subsidiaries, on a consolidated basis; (i) for all purposes herein other than when used in SECTION 8.13, as of the date of determination, all Indebtedness; and (ii) when used in (and for purposes of determining compliance with the covenants in) SECTION 8.13, as of the date of determination, all Indebtedness less, as of the date of determination, the amount, if any by which the consolidated cash of the Parent and its Subsidiaries, determined in accordance with GAAP, exceeds $10,000,000.

        (b) New Definitions.  Section 1.1 of the Original Agreement is amended
            ---------------
as of the Fourth Amendment Effective Date by adding thereto, in appropriate alphabetical position, the following additional definitions:

        "1997 NOTES INDENTURE" shall mean Indenture dated as of December 22,
         --------------------
1997, among Parent, certain of the other Credit Parties and United States Trust Company of New York, as Trustee, which indenture relates to Parent's 8-5/8% Senior Notes Due 2007, as such indenture may be amended from time to time.

        "1996 NOTES INDENTURE" shall mean Indenture dated as of August 1, 1996,
         --------------------
among Parent, certain other of the Credit Parties and National City Bank of Indiana, as Trustee, which indenture relates to Parent's 10-5/8% Senior Subordinated Notes Due August 1, 2006, as such indenture may be amended from time to time.

        "WESTERN" shall mean Western Reman, Inc., an Indiana corporation.
         -------

        "WILLIAMS" shall mean Williams Technologies, Inc., a South Carolina
         --------
corporation.

        "WILLIAMS ACQUISITION" shall have the meaning ascribed to such term in
         --------------------
SECTION 8.7(N).

        "BASE RATE" shall mean, at any time,  the higher of the Prime-Based Rate
         ---------
or the Fed Funds-Based Rate. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the definition of the term "Federal Funds Effective Rate" herein, the Base Rate shall be the Prime-Based Rate until the circumstances giving rise to such inability to ascertain the Federal Funds Effective Rate no longer exist.

        "COMMITMENT" shall mean, with respect to each Lender, its commitments to
         ----------
make Loans as set forth in SECTIONS 3 and 5 of the Financing Agreement, as such commitments may be reduced from time to time in accordance with the terms of this Financing Agreement.

        "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted
         ----------------------------
average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transaction received by the Agent from three federal funds brokers of recognized standing selected by it.

        "FED FUNDS-BASED RATE" shall mean a per annum rate of interest equal to
         --------------------
the sum of the Federal Funds Effective Rate, as in effect from time to time, plus one-half percent (0.5%) per annum, plus the Applicable Spread.

        "FINANCING AGREEMENT" shall mean the Fourth Amended and Restated
         -------------------
Financing Agreement, dated as of December 16, 1997, among the Credit Parties, Bank One, CITBC, Dresdner, Toronto Dominion (Texas), Inc., Paribas, and the Agent, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment and as, from and after the Fourth Amendment Effective Date, it may be further amended, supplemented, modified and/or restated from time to time and at any time.

        "FIRST AMENDMENT" shall mean the First Amendment to Fourth Amended and
         ---------------
Restated Financing Agreement, executed September 11, 1998, among the Credit Parties, Bank One, CITBC, Dresdner, Toronto Dominion, Paribas, and the Agent.

        "FOURTH AMENDMENT" shall mean the Fourth Amendment to Fourth Amended and
         ----------------
Restated Financing Agreement dated as of November 13, 1998, among the Companies (including Western and Williams), the Guarantors, Bank One, CITBC, Dresdner, KeyBank, Paribas, and the Agent.

        "FOURTH AMENDMENT EFFECTIVE DATE" shall mean November 13, 1998.
         -------------------------------

        "FOURTH AMENDMENT SYNDICATION PERIOD" shall mean the period beginning on
         -----------------------------------
the Fourth Amendment Effective Date and ending December 31, 1998.

        "INITIAL LENDERS" shall mean, collectively, Bank One, CITBC, Dresdner,
         ---------------
KeyBank and Paribas.

        "INTEREST RATE AGREEMENT" means any interest rate swap agreement,
         -----------------------
interest rate cap agreement, interest hedging agreement or other financial agreement or arrangement designed to protect the Companies against fluctuations in interest rates.

        "KEYBANK" means KeyBank National Association.
         -------

        "MAXIMUM PERMITTED AMOUNT" shall mean, as of the date of any
         ------------------------
determination thereof, the lesser of : (a) the Maximum Indebtedness - 1997 Indenture; and (b) the Maximum Indebtedness -1996 Indenture.

        "MAXIMUM INDEBTEDNESS - 1997 INDENTURE" shall mean, as of the date of
         -------------------------------------
any determination thereof: (a) the Revolving Loan Availability, but only if on
                                                                --- ----
such date the "Consolidated Coverage Ratio" exceeds 2.00 to 1; and (b) if on such date the "Consolidated Coverage Ratio" does not exceed 2.00 to 1, the
                                                 ---
highest amount of "Indebtedness" which Parent and its "Restricted Subsidiaries" may "Incur" pursuant to the provisions of Section 4.03(b)(1) of the 1997 Notes Indenture (as then in effect) less the aggregate amount of "Indebtedness"
                              ----
outstanding as of such date "Incurred" pursuant to any "Permitted Receivables Financing". (Terms used in this definition which are in quotation marks and which are defined in the 1997 Notes Indenture shall have the same meanings in this definition as are ascribed to them in the 1997 Notes Indenture.)

        "MAXIMUM INDEBTEDNESS - 1996 INDENTURE" shall mean, as of the date of
         -------------------------------------
any determination thereof:  (a) the Revolving Loan Availability, but only if on
                                                                 --- ----
such date the "Consolidated Coverage Ratio" exceeds 2.25 to 1; and (b) if on such date the "Consolidated Coverage Ratio" does not exceed 2.25 to 1, the highest amount of "Indebtedness" which Parent and its "Restricted Subsidiaries" may "Incur" pursuant to the provisions of Section 4.03(b)(1) of the 1996 Notes Indenture (as then in effect) less the aggregate amount of "Indebtedness"
                              ----
outstanding as of such date "Incurred" pursuant to any "Permitted Receivables Financing" . (Terms used in this definition which are in quotation marks and which are defined in the 1996 Notes Indenture shall have the same meanings in this definition as are ascribed to them in the 1996 Notes Indenture.)

        "PRIME-BASED RATE" shall mean a per annum rate of interest equal to the
         ----------------
sum of the Prime Rate, as in effect from time to time, plus the Applicable
Spread.

        "SECOND AMENDMENT" shall mean the Second Amendment to Fourth Amended and
         ----------------
Restated Financing Agreement, dated as of October 24, 1998, among the Companies, the Guarantors, Bank One, CITBC, Dresdner, Paribas, Toronto Dominion, and the Agent.

        "THIRD AMENDMENT" shall mean the Third Amendment to Fourth Amended and
         ---------------
Restated Financing Agreement, dated as of November 13, 1998, among the Companies, the Guarantors, Bank One, CITBC, Dresdner, KeyBank, Paribas, Toronto Dominion, and the Agent.

        (c) Amendment of Section 3.1.  Effective as of the Fourth Amendment
            ------------------------
Effective Date, the second and third sentences of Section 3.1 of the Original Agreement are amended and restated in their entireties to read as follows:

        "The outstanding principal balance of all Revolving Loans in the aggregate shall not exceed at any time the lowest at such time of (i) the Line of Credit, (ii) the Revolving Loan Availability, and (iii) the Maximum Permitted Amount. The outstanding principal balance of all Revolving Loans made by any Lender shall not exceed at any time such Lender's Commitment Percentage of the lowest at such time of (i) the Line of Credit, (ii) the Revolving Loan Availability, and (iii) the Maximum Permitted Amount. At the time of each request for a Revolving Loan (or the issuance of a Letter of Credit pursuant to

        Section 5) the Companies shall provide such written certifications and other confirmations as the Agent may request with respect to the amount and calculation of the Maximum Permitted Amount as of the last day of the most current fiscal month to close before such request date."

        Section 3.1 is further amended, effective as of the Fourth Amendment Effective Date, by adding to the end of such Section the following text:

        "The aggregate amount of all Revolving Loans requested in connection with any single Revolving Loan request shall not be less than $2,000,000."

        (d) Amendment of Section 3.3.  Effective as of the Fourth Amendment
            ------------------------
Effective Date, Section 3.3 is amended and restated in its entirety to read as follows:

        "The joint and several obligation of the Companies to repay the principal amount of the Revolving Loans made pursuant hereto by the Lenders and to pay interest thereon shall be evidenced in part by promissory notes executed by the Companies to the Lenders dated as of the Fourth Amendment Effective Date and substantially in the form of

        EXHIBITS II-A THROUGH II-E to the Fourth Amendment (as the same may be
        --------------------------
        amended, replaced and/or restated from time to time and at any time, the "Third Amended and Restated Revolving Loan Promissory Notes"). At the time of the making of any Revolving Loan or payment thereof from and after the Fourth Amendment Effective Date, as the case may be, each Lender may, and is hereby authorized to, make a notation on its books or records with respect to its Third Amended and Restated Revolving Loan Promissory Note of the date and the amount of its Commitment Percentage of such Revolving Loan or the amount of any payment thereof. Such books or records as maintained by the Lenders shall, absent manifest error, constitute prima facie evidence of the outstanding principal balance of
                   ----- -----
        the Revolving Loans. Notwithstanding the foregoing, a Lender's failure to make a notation on its books or records with respect to any Revolving Loan shall not limit or otherwise affect the obligation of the Companies hereunder or under the Third Amended and Restated Revolving Loan Promissory Notes with respect to any Revolving Loan, nor shall such failure or error affect any rights of any Lender hereunder or under applicable law. The unpaid principal balance of each Third Amended and Restated Revolving Loan Promissory Note as of the Fourth Amendment Effective Date, prior to the making of any Revolving Loans on that date, is as stated in the Third Amended and Restated Revolving Loan Promissory Notes issued to the Initial Lenders concurrently with closing of the Fourth Amendment."

        (e)  Amendment of Schedule 7.1(k).  Effective as of the Fourth Amendment
             ----------------------------
Effective Date, Schedule 7.1(k) to the Original Agreement is amended by adding thereto: "Williams

Technologies, Inc., a wholly-owned Subsidiary of Reman Holdings, Inc. and "Western Reman, Inc., a wholly-owned subsidiary of Power Investments, Inc."

        (f)  Amendment of Section 7.18.  Effective as of the Fourth Amendment
             -------------------------
Effective Date, Section 7.18 of the Original Agreement is amended and restated in its entirety to read as follows:

        "7.18  Covenants in 1997 Notes Indenture and 1996 Notes Indenture.  The
               ----------------------------------------------------------
            Credit Parties at all times will comply with the covenants in
            Section 4.03 of the 1997 Notes Indenture and in Section 4.03 of the 1996 Notes Indenture (as each may be amended from time to time) with respect to the "incurrence" of "Indebtedness" (as those terms are defined therein) such that no default or event of default is declared under either the 1997 Notes Indenture or the 1996 Notes Indenture."

        (g)  Amendment to Subsection 8.6(b).  Effective as of the Fourth
             ------------------------------
Amendment Effective Date, the text of Subsection 8.6(b) which precedes subparagraph 8.6(b) (i) is amended and restated in its entirety to read as follows:

            "(b)  DRA and Ballantrae may declare and pay dividends to Parent, and the A&B Group, Nabco, the Power Group, WWA, Kraftube, Williams or Tractech, as the case may be, may pay dividends to A&B Holding, Ballantrae, and Reman Holdings which may in turn pay dividends to Parent or Reman Holdings which may in turn pay dividends to Parent, in an aggregate amount per fiscal year equal to"

        (h)  Amendment to Section 8.7.  Effective as of the Fourth Amendment
             ------------------------
Effective Date, the first line of Section 8.7 of the Original Agreement, which reads "Make any advance or loan to, or any investment in, any Person, except" is amended to read as follows:

            "Make a New Acquisition or make any advance or loan to, or any investment in, any Person, except"

        Effective as of the Fourth Amendment Effective Date, Section 8.7 of the Original Agreement is further amended by adding thereto a new subsection (n) reading as follows:

            "(n)  the acquisition of all of the issued and outstanding capital stock of Williams pursuant to that certain Stock Purchase and Sale Agreement, dated as of November 13, 1998, by and among Parent, Reman Holdings, The W.W. Williams Company (the "WILLIAMS ACQUISITION"), and Williams, and the intercompany loans made by Parent to Reman Holdings to finance the such acquisition."

        Effective as of the Fourth Amendment Effective Date, Section 8.7(d) of the Original Agreement is amended and restated in its entirety to read as follows:

              "(d) New Acquisitions of, investments in, loans to or guaranties of any Indebtedness of any foreign corporation, partnership, joint venture, or other Person, or REI or any United States Subsidiaries investing, directly or indirectly, in any of the foregoing, provided that

               (i) no Default or Event of Default has occurred and is continuing at the time such investment, loan, or guaranty is to be made,

              (ii) such investments, loans, and guaranties shall not exceed $100,000,000 in the aggregate for all Credit Parties at any time and from time to time,

             (iii) the Companies shall have provided to the Agent copies of any materials submitted to their boards of directors with respect to any such investment, loan or guaranty; and

              (iv) if a New Acquisition, such New Acquisition does not and will not result in a Default or Event of Default, including, without limitation, an Event of Default under Section 8.13, determined after giving effect to the New Acquisition on a pro forma basis in accordance with Section
                             --- -----
    8.13(f)."

        (i)  Amendment of Section 8.13.  Effective as of the Fourth Amendment
             -------------------------
Effective Date, Section 8.13 of the Original Agreement is amended and restated to read in its entirety as follows:

            "(a)  As of the close of each fiscal quarter of Parent, Parent and its Subsidiaries, on a consolidated basis, for the period of the four consecutive fiscal quarters which end on such close, shall have a Ratio of Total Funded Debt to EBITDA of not greater than 5.00:1 from the Fourth Amendment Effective Date through October 30, 1999, and of not greater than the amounts set forth below from the date set forth below until the next date set forth below:

                           From:                  the following ratio:
                           ----                   -------------------
                           October 31, 1999                4.50:1
                           October 31, 2000                4.25:1
                           October 31, 2001
                           and at all times thereafter     4.00:1"

              "(b) As of the close of each fiscal quarter of Parent, Parent and its Subsidiaries, on a consolidated basis, for the period of the four consecutive fiscal quarters which end on such close, shall have a ratio of Senior Funded Debt to EBITDA of not greater than (i) 3.75:1 from the Fourth Amendment Effective Date through October 30, 1999, (ii) 3.25:1 during the period beginning October 31, 1999 through October 30, 2000, (iii) 3.00 during the period beginning October 31, 2000 through October 30, 2001, and
    (iv) 2.75:1 beginning October 31, 2001 and at all times thereafter.

              "(c) As of the close of each fiscal quarter of Parent, Parent and its Subsidiaries, on a consolidated basis, for the period of the four consecutive fiscal quarters which end on such close, shall have a ratio of EBIT to cash payments of interest of not less 1.5:1.

              "(d) As of the close of each fiscal quarter of Parent, Parent and its Subsidiaries, on a consolidated basis, for the period of the four consecutive fiscal quarters which end on such close, shall have a Fixed Charge Coverage Ratio of not less than 1.15:1.

              "(e) Parent and its Subsidiaries, on a consolidated basis, shall maintain at all times a ratio of Current Assets to Current Liabilities of not less than 1.5:1.

              "(f) For purposes of making the pro forma calculations necessary to determine the effect of a proposed New Acquisition on compliance with the covenants in clauses (a) and (b) of this SECTION 8.13, (i) EBIT and EBITDA shall be deemed to include the net income of the Person or business proposed to be acquired plus, without duplication and to the extent deducted in determining such net income, the sum of interest expense, income tax expense, non-cash FASB 106 and 112 expense, and (with respect to EBITDA) depreciation and amortization expense (all determined in accordance with GAAP and based on audited financial statements or other financial statements of such Person acceptable to the Required Lenders) during the period of four fiscal quarters of Parent immediately preceding the date as of which EBIT and EBITDA are to be determined, and (ii) all other amounts necessary to make such calculations shall be determined in accordance with GAAP based on audited financial statements or other financial statements of such Person acceptable to the Required Lenders.

        "For all purposes of this Financing Agreement, other than making the calculations necessary to determine compliance with the covenants in clauses (c) and (d) of this SECTION 8.13: (i) EBIT and EBITDA for periods that include periods preceding the acquisition of WWA shall be deemed to include the net income without duplication of WWA plus, without duplication and to the extent deducted in determining such net income, the sum of interest expense, income tax expense, non-cash FASB 106 and 112 expense, and (with respect to EBITDA) depreciation and amortization expense (all determined in accordance with GAAP and based on audited financial statements or other financial statements acceptable to the Required Lenders) during any portion of the period of four fiscal quarters of Parent immediately preceding the date as of which EBIT or EBITDA is to be determined that preceded the acquisition of WWA; (ii) EBIT and EBITDA for periods that include periods preceding the acquisition of Ballantrae shall be deemed to include the consolidated net income without duplication of Ballantrae and its Subsidiaries plus, without duplication and only to the extent deducted in determining such consolidated net income, the sum of interest expense, income tax expense, non-cash FASB 106 and 112 expense, and (with respect to EBITDA) depreciation and amortization expense (all determined in accordance with GAAP and based on audited financial statements or other financial statements acceptable to the Required Lenders) during any portion of the period of four fiscal quarters of Parent immediately preceding the date as of which EBIT or EBITDA is to be determined that preceded the acquisition of Ballantrae; (iii) for the first 12 months following a New Acquisition that is permitted under the terms of this Financing Agreement, EBIT and EBITDA shall be deemed to include the net income of the Person or business acquired plus, without duplication and to the extent deducted in determining such net income, the sum of interest expense, income tax expense, non-cash FASB 106 and 112 expense, and (with respect to EBITDA) depreciation and amortization expense (all determined in accordance with GAAP and based on audited financial statements or other financial statements acceptable to the Required Lenders) during the period of four fiscal quarters of Parent immediately preceding the date as of which EBIT or EBITDA is to be determined; and
        (iv) for the first 12 months following the Williams Acquisition, EBIT and EBITDA shall be deemed to include the consolidated net income of the Williams, plus, without duplication and to the extent deducted in determining such net income, the sum of interest expense, income tax expense, non-cash FASB 106 and 112 expense, and (with respect to EBITDA) depreciation and amortization expense (all determined in accordance with GAAP and based on audited consolidated financial statements or other financial statements for the Williams acceptable to the Required Lenders) during the period of four fiscal quarters of Parent immediately preceding the date as of which EBIT or EBITDA is to be determined."

        (j)  Amendment of Section 7.1.  Effective as of the Fourth Amendment
             ------------------------
Effective Date, Section 7.1 of the Original Agreement is amended by adding thereto a new subsection (o), reading in its entirety as follows:

              "(o) Year 2000 Compliant.
                   -------------------

        (i) All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally the "Systems") necessary for each of the Companies and the Guarantors to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of its business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

        (ii) Each Company and Guarantor has: (1) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of such Company and Guarantor to be Year 2000 Compliant on a timely basis; (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (3) to date, implemented that plan in accordance with that timetable in all material respects.

        (iii) Each Company and Guarantor has made written inquiry of each of its key suppliers, vendors, and customers, and has obtained in writing confirmations from all such Persons, as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, such Company and Guarantor reasonably believes that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of such Company and Guarantor whose business failure would, with reasonable probability, result in a Material Adverse Effect.

        (iv) The fair market value of all real and personal property, if any, pledged to the Agent as collateral pursuant to the Loan Instruments to secure the Obligations is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such collateral to be Year 2000 Compliant."

        (k)  Amendment of Section 7 - Adding New Section 7.19.  Effective as of
             ------------------------------------------------
the Fourth Amendment Effective Date, Section 7 of the Original Agreement is amended by adding to the end thereof a new Section 7.19, which shall read in its entirety as follows:

              "7.19  YEAR 2000 COMPLIANCE.  Each Company and Guarantor will:
                     --------------------

          (1) Furnish such additional information, statements and other reports with respect to its activities and progress towards becoming Year 2000 Compliant as any Lender may reasonably request from time to time.

          (2) In the event of any change in circumstances that causes or will likely cause any of its representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then it promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide the Agent with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause such Company's or Guarantor's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Such Company or Guarantor shall, within ten (10) days of a request, also provide the Agent with any additional information any Lender requests of such Company or Guarantor in connection with the Notice and/or a Change in Circumstances.

          (3) Give any representative of any Lender access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of such Company or Guarantor and relating to its affairs, and to inspect any of the properties and Systems of such Company or Guarantor and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of that Lender."

        (l)  Amendment of Section 13.5.  Effective as of the Fourth Amendment
             -------------------------
Effective Date, the first paragraph of Section 13.5 of the Original Agreement is amended and restated in its entirety to read as follows:

            "THE COMPANIES, THE GUARANTORS, THE AGENT, AND THE LENDERS HEREBY VOLUNTARILY, KNOWINGLY, ABSOLUTELY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY TRIAL OR HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE COMPANIES, THE GUARANTORS, THE AGENT AND THE LENDERS, OR ANY OF THEM, ARISING OUT OF OR IN ANY WAY RELATED TO THE FINANCING AGREEMENT OR ANY OTHER LOAN INSTRUMENT, OR ANY RELATIONSHIP BETWEEN ALL OR ANY OF THE COMPANIES, THE GUARANTORS AND ALL OR ANY OF THE LENDERS OR THE AGENT. THIS PROVISION IS A MATERIAL

            INDUCEMENT TO THE LENDERS TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN INSTRUMENTS.

              THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FINANCING AGREEMENT AND THE OTHER LOAN INSTRUMENTS (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN) SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
    INDIANA WITHOUT REGARD TO ITS CHOICE OR CONFLICTS OF LAWS PROVISIONS.   THE
    COMPANIES AND THE GUARANTORS AGREE THAT THE COURTS OF THE STATE OF INDIANA LOCATED IN MARION COUNTY, INDIANA AND THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF INDIANA, INDIANAPOLIS DIVISION, HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL ACTIONS AND PROCEED INGS INVOLVING THIS FINANCING AGREEMENT OR ANY OTHER LOAN INSTRUMENT AND THE COMPANIES AND THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDI TIONALLY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. THE COMPANIES AND THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, INCLUDING ANY CLAIM THAT SUCH COURT IS AN INCONVENIENT FORUM, WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS PROVIDED THE SAME IS IN ACCORDANCE WITH THE TERMS HEREOF. FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDIC TIONS BY SUIT ON THE JUDGMENT. THE COMPANIES AND THE GUARANTORS HEREBY ALSO ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVE THE RIGHT TO INTERPOSE ANY DEFENSE BASED ON STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES."

        (m)  Amendment to Section 12.  Effective as of the Fourth Amendment
             -----------------------
Effective Date, the fourth sentence of Section 12 of the Original Agreement is amended and restated in its entirety to read as follows:

            "The Companies also may terminate the Line of Credit in part from time to time upon seven (7) days prior written notice to the Agent, so long as such termination is at least $5,000,000; and for purposes hereof, each such termination shall constitute an Extraordinary Commitment Reduction."

        (n)  Amendment to Section 9.1.  Effective as of the Fourth Amendment
             ------------------------
Effective Date, the first paragraph of Section 9.1 of the Original Agreement is amended and restated in its entirety to read as follows:

            "Interest on the Loans is a joint and several obligation of each of the Companies and (except as otherwise provided in this Financing Agreement) shall be at a rate equal to: (a) the Base Rate on the outstanding balances of the Loans (other than LIBOR Loans) from time to time, or (b) the applicable LIBOR-Based Rate on the outstanding balances of the LIBOR Loans from time to time. Interest on the Loans shall be payable monthly, in arrears, on each Interest Due Date. The Companies may elect to use the LIBOR-Based Rate as to any Loans provided (a) there is then no Event of Default, (b) the Companies have notified the Agent and the Lenders of the election to use the LIBOR-Based Rate and of the LIBOR Period selected and such notice is given no later than third (3rd) Business Day preceding the first day of a LIBOR Period. Such election and the LIBOR-Based Rate shall be effective, provided there is then no Event of Default and the notification required under the preceding sentence has been given, on the first day of the LIBOR Period. The election of a LIBOR-Based Rate must be for a Loan in excess of $1,000,000 or integral multiples of $100,000 in excess thereof. If no such election to use a LIBOR-Based Rate as to a given Loan is timely made or can be made, the Agent has suspended quotations of LIBOR-Based Rates, or the LIBOR-Based Rate cannot be determined with respect to such Loan, interest shall accrue and be payable on such Loan at the Base Rate. The Loans shall bear interest on the unpaid principal balance thereof. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. The Agent shall be entitled to charge the Companies' accounts for interest at the rate(s) provided herein when due until all Obligations have been paid in full."

        (o)  Correction of Typographical Error.  Effective as of the execution
             ---------------------------------
date of the Original Agreement, the phrase "whether not owned or existing" in
Section 6.1 of the Original Agreement is corrected to read "whether now owned or existing."

        (p)  Amendment of Section 14.9.  Effective as of the Fourth Amendment
             -------------------------
Effective Date, Section 14.9 of the Original Agreement is amended and restated in its entirety to read as follows:

            "(a)  A Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more commercial banks, commercial finance lenders or other financial institutions (a "Purchaser") all or any part of its Loans, Commitment and its rights and obligations under its Promissory Note(s) and under this Financing Agreement, pursuant to a form of assignment acceptable to such Lender and such Purchaser, provided that (i) the Lender shall have given the
                           --------------

                Agent not fewer than seven (7) Banking Days prior written notice of such assignment, (ii) each individual assignment shall be in an amount of not less than $10,000,000, (iii) the prior written consent of the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not then a Lender or an Affiliate thereof, which consent shall not be unreasonably withheld, and (iv) the Purchaser (excluding any Purchaser that becomes such prior to the expiration of the Fourth Amendment Syndication Period) shall have paid an assignment fee to the Agent, for its account, in the amount of $2,500. Notwithstanding the foregoing provisions in this Section 14.9, any Lender may at any time assign all or any portion of its Loans and Promissory Note to a Federal Reserve Bank (but no such assignment shall release any Lender from any of its obligations hereunder).

              (b) Upon delivery to the Agent of a notice of assignment, together with any consent required by this Section 14.9, such assignment shall become effective on the effective date specified in such notice. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Financing Agreement and shall have all the rights and obligations of a Lender under this Financing Agreement, to the same extent as if it were an original party hereto, Exhibit A to this Financing Agreement shall be automatically amended to reflect the Commitment Percentages of the Persons who are Lenders, and no further consent or action by the Companies, or the Guarantors, the Agent or any other Lender shall be required to release the transferor Lender with respect to the percentage of the Loans and Commitment assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 14.9, the transferor Lender and the Companies shall make appropriate arrangements so that a replacement Promissory Note is issued to such transferor Lender and a new Promissory Note or, as appropriate, a replacement Promissory
                 Note is issued to such Purchaser, in each case in principal amounts reflecting its Commitment Percentage of the Line of Credit. Each of the Companies, or the Guarantors shall, if necessary or deemed appropriate by the Agent, execute such new Promissory Notes, amendments to this Financing Agreement and other documents reasonably required to effectuate such assignments."

        (q) Amendment of Section 8.5.  Effective as of the Fourth Amendment
            ------------------------
    Effective Date, Section 8.5 of the Original Agreement is amended and restated in its entirety to read as follows:

              "8.5 Assume, guarantee, endorse, or otherwise become liable for the obligations of any Person, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) guarantees by any Credit Party of Permitted Indebtedness of any other Credit Party or any of its subsidiaries (provided that no Credit Party may guarantee any Permitted Indebtedness of REI or any of its Subsidiaries except as permitted by
        SECTION 8.7), (c) the guaranty by Parent of $1,500,000 in obligations of Ballantrae and Tractech to Dyneer Corporation under an agreement entered into on or about the Effective Date, (d) the guaranty by Power Investments, Inc. of the payment and performance of (i) the obligations of Marine Corporation to Mercury Marine, a Division of Brunswick Corporation, under an Asset Purchase Agreement among such Persons (a copy of which was provided to the Agent), and (ii) the obligations of Power Investments Marine, Inc. to International Marine Systems under the Asset Purchase Agreement dated as of June 17, 1998, among such Persons; and (e) as otherwise expressly permitted in this Financing Agreement;"

        (r) Replacement of Exhibit A.  Effective as of the Fourth Amendment
            ------------------------
    Effective Date, Exhibit A to the Original Agreement is replaced with Exhibit A to this Fourth Amendment.

        (s) Amendment of Section 8.12.  Effective as of the Fourth Amendment
            -------------------------
    Effective Date, Section 8.12 of the Original Agreement is amended and restated in its entirety to read as follows:

                "8.12    Parent and its Subsidiaries, on a consolidated basis,
                will not enter into any Operating Lease if after giving effect thereto the aggregate obligations with respect to Operating Leases of Parent and its Subsidiaries, on a consolidated basis, during any fiscal year would exceed $12,500,000 (excluding Operating Leases of REI and its Subsidiaries which are not guaranteed by any Credit Party);"

    5.  Conditions Precedent.  The agreements and obligations of the Lenders
        --------------------
under this Fourth Amendment are subject to the receipt by the Agent, for the benefit of the Lenders, of the following documents and payments concurrently with the execution of this Fourth Amendment (unless otherwise provided):

        (a) (1) Third Amended and Restated Revolving Loan Promissory Notes, dated as of the Fourth Amendment Effective Date, duly executed and delivered by the Companies, Western and Williams to each of the Initial Lenders in the aggregate principal sum of $300,000,000.00, each in form and substance the same as attached hereto as EXHIBIT II - A through II-E. (These Third
                               --------------         ----
    Amended and Restated Revolving Loan Promissory Notes amend, and as so amended restate, the Second Amended and Restated Revolving Loan

            Promissory Notes issued and delivered pursuant to Section 3.3 of the Original Agreement.) (2) A Security Agreement (Patents, Trademarks, Copyrights and Licenses), dated as of the Fourth Amendment Effective Date, executed by Williams in favor of the Agent for the benefit of the Lenders, in form and substance the same as the IP Security Agreement (but with Williams as the grantor and with Exhibits A through C thereto containing the information set forth on Exhibits I-A through I-C to this Fourth Amendment).

        (b) (1) Amendment to Pledge Agreement, dated as of the Fourth Amendment Effective Date, duly executed and delivered by Reman Holdings, Inc. in favor of the Agent, for the benefit of the Lenders, in form and substance the same as attached hereto as EXHIBIT II-A.
                                                     ------------

            (2) Amendment to Pledge Agreement, dated as of the Fourth Amendment Effective Date, duly executed by Power Investments in favor of the Agent for the benefit of the Lenders, in form and substance the same as attached hereto as EXHIBIT II-B.
                                  ------------

            (3) A Security Agreement (patents, trademarks, copyrights and licenses) dated as of the Fourth Amendment Effective Date executed by Western in favor of the Agent for the benefit of the Lenders, in form and substance the same as the IP Security Agreement (but with Western as the grantor).

        (c) Copies of the resolutions adopted by the Boards of Directors (and where required, the shareholders) of (i) Williams authorizing the execution, delivery, and performance of the Fourth Amended and Restated Revolving Loan Promissory Notes, this Fourth Amendment and the other Loan Instruments to be executed in connection herewith and therewith, certified by its corporate Secretaries or Assistant Secretaries as accurate, complete and in full force and effect, together with certificates signed by the Secretaries or Assistant Secretaries and another executive officer of Williams and of Western certifying the incumbency, authority, name and true signature of their respective officer(s) authorized to signed such Loan Instruments for and on their behalf, and (ii) the other Companies and Guarantors authorizing the execution, delivery, and performance of the Fourth Amended and Restated Revolving Loan Promissory Notes, this Fourth Amendment and the other Loan Instruments to be executed in connection herewith and therewith, certified by their respective corporate Secretaries or Assistant Secretaries as accurate, complete, and in full force in effect, together with certificates signed by the Secretary or Assistant Secretary and another executive officer of each such Company and Guarantor certifying the incumbency, authority, name and true signature of its officer(s) authorized to such Loan Instruments for and on its behalf.

        (d) Certificates of Good Standing for Williams and Western, together with the Articles of Incorporation and By-Laws of Williams and Western, (together with certified copies of any amendment to the Articles of Incorporation to be filed after the Fourth Amendment Effective Date changing Williams's legal name), all certified by the Secretary or Assistant Secretary of Williams or Western, as applicable.

        (e) (i) Opinions of counsel for the Companies and the Guarantors that this Fourth Amendment and all of the other the Loan Instruments executed by each Company and Guarantor in connection herewith has been duly authorized and validly executed, and (ii) with respect to Williams only, an opinion of counsel for Williams substantially in the form attached to this Fourth Amendment as EXHIBIT IV, (iii) with
                                                          ----------
            respect to Western, such opinions of counsel for Western as the Agent may request, and (iv) such other opinions of counsel for the Companies and the Guarantors as the Agent reasonably may request.

        (f) Evidence reasonably satisfactory to the Lenders and the Agent that the security interests granted to the Agent by Williams and by Western are first and prior security interests, subject only to Permitted Encumbrances.

        (g) (i) An executed and complete copy of the Williams Acquisition agreements (including all schedules and exhibits thereto) and all closing documents related thereto; and (ii) evidence satisfactory to the Initial Lenders that the Williams Acquisition has been consummated, subject only to payment of purchase consideration to W.W. Williams Company..

        (h) As provided in the Original Agreement, (i) all expenses of the Lenders and the Agent, including reasonable attorneys' fees, incurred in connection with this Fourth Amendment, shall be paid by the Credit Parties and Williams; and (ii) all outstanding, unpaid previously billed fees incurred by the Agent for the services of Baker & Daniels shall be paid in full.

        (i) Payment to the Agent, for the prorata benefit of the Lenders who are signatories to this Fourth Amendment (the "Initial Lenders"), of the fee established pursuant to letter agreement, dated as of the Fourth Amendment Effective Date, between DRA, Parent and the Initial Lenders.

        (j) Payment to Banc One Capital Markets ("BOCM") of unpaid fees due it under the letter agreement, dated as of the Fourth Amendment Effective Date, between BOCM and DRA.

        (k) Such other documents and materials as the Agent reasonably may request.

        (l) Payment to the Agent of the Agent Fee applicable to the increased amount of the Line of Credit created by the Fourth Amendment for the period from the Fourth Amendment Effective Date through the first anniversary of the Closing Date.

        6.    Amendment of Other Loan Instruments.  All references to the
              -----------------------------------
Original Agreement in the other Loan Instruments shall mean the Original Agreement, as modified and amended by this Fourth Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. The other Loan Instruments are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Original Agreement, as modified by this Fourth Amendment. Except as otherwise expressly provided herein, all of the terms and provisions of the Original Agreement and the other Loan Instruments, as modified and amended by this Fourth Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.

    7.  Consent and Affirmation of Guarantors.  Each of the Guarantors expressly
        -------------------------------------
consents to the execution, delivery, and performance by the Companies, including Williams and Western, each of the other Guarantors, Bank One, CITBC, Dresdner, KeyBank, Paribas, and the Agent of this Fourth Amendment and to the amendments of the Original Agreement and the other Loan Instruments provided herein. Each of the Companies expressly consents to the execution, delivery and performance by each of the other Companies of this Fourth Amendment and to the amendments of the Original Agreement and the other Loan Instruments as provided herein. Each of the Guarantors, jointly and severally, agrees that neither the provisions of this Fourth Amendment nor any actions taken or not taken in accordance with the terms of this Fourth Amendment shall constitute a termination, extinguishment, release or discharge of their Guaranties, or any of their respective obligations thereunder, now existing or hereafter arising, or provide a defense, set-off, or counterclaim to any of them with respect to any of their obligations thereunder, now existing or hereafter arising. Each of the Guarantors hereby affirms that the term "Obligations" (as such term is defined in the Restated Guaranty, dated December 16, 1997, executed and delivered by the Guarantors to the Agent for the benefit of the Lenders) includes all of the indebtedness, obligations and liabilities evidenced by or arising under or pursuant to the Third Amended and Restated Revolving Loan Promissory Notes executed and delivered pursuant to this Fourth Amendment, as the same may hereafter be amended, replaced and/or restated from time to time and at any time.

    8.  Binding on Successors and Assigns. All the terms and provisions of this
        ---------------------------------
Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.
Whenever in this Fourth Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.

    9.  Further Assurances.  Each of the Companies (including Williams and
        ------------------
Western), the Guarantors, Bank One, CITBC, Dresdner, Paribas, and KeyBank, as the case may be, shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of the Agent to carry out the provisions and purposes of this Fourth Amendment.

    10. Governing Law.  This Fourth Amendment shall be governed by, and
        -------------
construed in accordance with, the laws of the State of Indiana, without regard to its principles of conflicts or choice of law rules.

    11. Survival.  All covenants, agreements, undertakings, representations, and
        --------
warranties made in this Fourth Amendment shall survive the execution and delivery of this Fourth Amendment, and shall not be affected by any investigation made by any party.

    12. Entire Agreement.  This Fourth Amendment constitutes and expresses the
        ----------------
entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions with respect thereto, whether express or implied, oral or written.

    13. Counterparts. This Fourth Amendment may be executed in two or more
        ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. In the event any party executes and delivers this Fourth Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Fourth Amendment; (ii) the facsimile of this Fourth Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this Fourth Amendment shall constitute an original of and best evidence of this Fourth Amendment.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Fourth Amended and Restated Financing Agreement to be executed and delivered by their duly authorized officers as of the date set forth above.

                           BANK ONE, INDIANA, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS AGENT

                           By:  /s/ Steven. J. Krakoski
                                -------------------------------------------
                              Name: Steven J. Krakoski
                              Title: Vice President and Senior
                                     Relationship Manager

                           THE CIT GROUP/BUSINESS CREDIT, INC.

                           By:  /s/ James Conheeney
                                --------------------------------------------
                              Name:  James Conheeney
                              Title:  Vice President

                           DRESDNER BANK AG, NEW YORK AND GRAND
                           CAYMAN BRANCHES

                           By:  /s/ John W. Sweeney
                                ----------------------------------------------
                              Name: John W. Sweeney
                              Title: Assistant Vice President

                           By:  /s/ Brigitte Sacin
                                ---------------------------------------------
                              Name: Brigitte Sacin
                              Title: Assistant Treasurer

                           KEYBANK NATIONAL ASSOCIATION

                           By:  /s/ K. Alexander Curry
                                --------------------------------------
                              Name: K. Alexander Curry
                              Title: Vice President

                           PARIBAS

                           By:  ___________________________
                              Name:
                              Title:

                           By:  /s/ Brian E. Hewett
                                ---------------------------------------
                              Name: Brian E. Hewett
                              Title:  Vice President

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                           DELCO REMY AMERICA, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Executive Vice President
                                     and Chief Financial Officer

                           NABCO, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           A&B ENTERPRISES, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           DALEX, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           A&B CORES, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           R & L TOOL COMPANY, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                           MCA, INC. OF MISSISSIPPI

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           FRANKLIN POWER PRODUCTS, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           INTERNATIONAL FUEL SYSTEMS, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           POWER INVESTMENTS MARINE, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           MARINE CORPORATION OF AMERICA

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           POWRBILT PRODUCTS, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           WORLD WIDE AUTOMOTIVE, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                           TRACTECH, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           KRAFTUBE, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

                           WILLIAMS TECHNOLOGIES, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer


                           WESTERN REMAN, INC.

                           By:/s/ David L. Harbert
                              -----------------------------------------------
                                 Name: David L. Harbert
                                 Title:  Vice President and Treasurer


                    DELCO REMY INTERNATIONAL, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Executive Vice President and
                                     Chief Financial Officer

                    REMAN HOLDINGS, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Executive Vice President and
                                     Chief Financial Officer

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                           THE A&B GROUP, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer


                           POWER INVESTMENTS, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer


                           REMY INTERNATIONAL, INC.

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Executive Vice President, Chief
                                     Financial Officer and Treasurer

                           BALLANTRAE CORPORATION

                           By:  /s/ David L. Harbert
                                -----------------------------------------------
                              Name: David L. Harbert
                              Title: Vice President and Treasurer

STATE OF INDIANA           )
                           )  SS:
COUNTY OF MARION   )

        Before me a Notary Public in and for the State of Indiana and County of Marion personally appeared David L. Harbert, the VP & Treas. of Williams Technologies, Inc., a South Carolina corporation, who acknowledged execution of the foregoing Fourth Amendment to Fourth Amended and Restated Financing Agreement for an on behalf of such corporation as its duly authorized officer.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13/th/ day of November, 1998.

                              /s/ Carolyn M. Lacy
                              -------------------
                              Printed:Carolyn M. Lacy, Notary Public

My commission expires:5-11-99
Residing in Hendricks County, Indiana


STATE OF INDIANA           )
                           )  SS:
COUNTY OF MARION   )

        Before me a Notary Public in and for the State of Indiana and County of _______________________ personally appeared David L. Harbert, the VP & Treas. of Western Reman, Inc., an Indiana corporation, who acknowledged execution of the foregoing Fourth Amendment to Fourth Amended and Restated Financing Agreement for an on behalf of such corporation as its duly authorized officer.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13/th/ day of November, 1998.

                              /s/ Carolyn M. Lacy
                              -------------------
                              Printed:Carolyn M. Lacy, Notary Public

My commission expires:5-11-99
Residing in Hendricks County, Indiana

                                   EXHIBIT A
                                   ---------

                            (COMMITMENT PERCENTAGES)


                                   Commitment             Commitment
Lender                               Amount               Percentage
------------------------          ------------            -----------
Bank One, Indiana,
 National Association             $122,000,000                 40.67%

The CIT Group/Business
 Credit, Inc.                     $ 58,000,000                 19.33%

Dresdner Bank AG,
 New York and
 Grand Cayman Branches            $ 60,000,000                 20.00%

KeyBank
 National Association             $ 40,000,000                 13.33%

Paribas                           $ 20,000,000                  6.67%

                                  SCHEDULE I-A
                                  ------------

                                   Exhibit A
                                   ---------
       (Patents and Patent Applications of Williams Technologies, Inc..)


Owner                                           Description (Including Number)
-----                                           ------------------------------

None

                                  SCHEDULE I-B
                                  ------------

                                   Exhibit B
                                   ---------
                  (Copyrights of Williams Technologies, Inc..)


Owner                                                         Description
-----                                                         -----------

None

                                  SCHEDULE I-C
                                  ------------

                                   Exhibit C
                                   ---------
                      (Trademarks, Trademark Registrations
        and Applications and Trademarks of Williams Technologies, Inc..)


                                                  Description and Governmental
Owner                                             Authority Registering
-----                                             ------------------------------
Williams Technologies, Inc. (by assignment        PRONET, U.S. Registered Trademark:
from The W.W. Williams Company).                  Registration number 1,983,380; Registration date July 2, 1996.

                          SCHEDULES II-A THROUGH II-E
                          ---------------------------

                     (Third Amended and Restated Revolving
                             Loan Promissory Notes)